UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2023

Invitation Homes Inc.

(Exact Name of Registrant as Specified in its charter)

Maryland	001-38004	90-0939055
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Main Street, Suite 2000

Dallas, Texas 75201

(Address of principal executive offices, including zip code)

(972) 421-3600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value	INVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 2, 2023, Invitation Homes Operating Partnership LP (the “Issuer”), a Delaware limited partnership and the principal operating subsidiary of Invitation Homes Inc., a Maryland corporation (the “Company”), closed an underwritten public offering of $450 million aggregate principal amount of its 5.450% Senior Notes due 2030 (the “2030 Notes”) and $350 million aggregate principal amount of its 5.500% Senior Notes due 2033 (the “2033 Notes” and, together with the 2030 Notes, the “Notes”).

The 2030 Notes

The 2030 Notes are fully and unconditionally guaranteed (the “2030 Guarantees”), jointly and severally, by the Company, Invitation Homes OP GP LLC, a Delaware limited liability company, the sole general partner of the Issuer and a wholly-owned subsidiary of the Company (the “General Partner”), and IH Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“IH Merger Sub” and, together with the Company and the General Partner, the “Guarantors”). The terms of the 2030 Notes are governed by an indenture, dated as of August 6, 2021 (the “Base Indenture”), by and among the Issuer, the Guarantors and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee (the “Trustee”), as supplemented by a fifth supplemental indenture, dated as of August 2, 2023 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “2030 Notes Indenture”), by and among the Issuer, the Guarantors and the Trustee. The 2030 Notes Indenture contains various restrictive covenants, including requirements to maintain a certain percentage of total unencumbered assets by the Company. Copies of the Base Indenture and the Fifth Supplemental Indenture, including the form of 2030 Notes and the 2030 Guarantees, the terms of which are incorporated herein by reference, are attached as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K.

Under certain circumstances, the 2030 Notes Indenture will require certain of the Company’s subsidiaries (other than the Issuer, the General Partner and IH Merger Sub) to guarantee the 2030 Notes in the future if, and for so long as, such subsidiary, directly or indirectly, guarantees or otherwise becomes obligated in respect of the Issuer’s revolving credit facility.

The purchase price paid by the underwriters for the 2030 Notes was 98.241% of the principal amount thereof. The 2030 Notes are the Issuer’s senior unsecured obligations and rank equally in right of payment with all of the Issuer’s other existing and future senior unsecured indebtedness. However, the 2030 Notes are effectively subordinated in right of payment to: (i) all of the Issuer’s existing and future mortgage indebtedness and other secured indebtedness (to the extent of the value of the collateral securing such indebtedness); (ii) all existing and future indebtedness and other liabilities, whether secured or unsecured, of the Issuer’s subsidiaries that do not guarantee the 2030 Notes and of any entity the Issuer accounts for using the equity method of accounting; and (iii) all preferred equity not owned by the Issuer, if any, in any of the Issuer’s subsidiaries that do not guarantee the 2030 Notes and in any entity the Issuer accounts for using the equity method of accounting. The 2030 Notes bear interest at 5.450% per annum. Interest is payable on February 15 and August 15 of each year, beginning February 15, 2024, until the maturity date of August 15, 2030.

The 2030 Notes will be redeemable in whole at any time or in part from time to time, at the Issuer’s option, at a redemption price equal to the sum of:

•	100% of the principal amount of the 2030 Notes to be redeemed plus accrued and unpaid interest, if any, up to, but not including, the redemption date; and

•	a make-whole premium calculated in accordance with the 2030 Notes Indenture.

Notwithstanding the foregoing, if any of the 2030 Notes are redeemed on or after June 15, 2030 (two months prior to the maturity date of the 2030 Notes), the redemption price will not include a make-whole premium.

Certain events are considered events of default, which may result in the accelerated maturity of the 2030 Notes, including:

•	default for 30 days in the payment of any installment of interest under the 2030 Notes;

•	default in the payment of the principal amount or any other portion of the redemption price due with respect to the 2030 Notes, when the same becomes due and payable;

•

failure by the Issuer or any Guarantor to comply with any of the Issuer’s or any Guarantor’s respective other agreements in the 2030 Notes, the 2030 Guarantees or the 2030 Notes Indenture with respect to the 2030 Notes upon receipt by the Issuer of notice of such default by the Trustee or by holders of not less than 25% in principal amount of the 2030 Notes then outstanding and the Issuer’s failure to cure (or obtain a waiver of) such default within 60 days after the Issuer receives such notice;

•

failure to pay any Debt (as defined in the 2030 Notes Indenture) (other than Non-Recourse Debt (as defined in the 2030 Notes Indenture)) for monies borrowed by the Issuer, the Company or any of their respective Significant Subsidiaries (as defined in the 2030 Notes Indenture) in an outstanding principal amount in excess of $50.0 million at final maturity or upon acceleration after the expiration of any applicable grace period, which Debt (other than Non-Recourse Debt) is, or has become, the primary obligation of the Issuer or the Company and is not discharged, or such default in payment or acceleration is not cured or rescinded, within 60 days after written notice to the Issuer from the Trustee (or to the Issuer and the Trustee from holders of at least 25% in principal amount of the outstanding 2030 Notes);

•

the 2030 Guarantee of any Guarantor ceases to be in full force and effect (except as contemplated by the terms of the 2030 Notes Indenture) or is declared null and void in a judicial proceeding or a Guarantor denies or disaffirms its obligations under the 2030 Notes Indenture or its 2030 Guarantee, except by reason of the release of such 2030 Guarantee in accordance with provisions of the 2030 Notes Indenture; or

•

certain events of bankruptcy, insolvency or reorganization, or court appointment of a receiver, liquidator or trustee of the Issuer or any Guarantor or any Significant Subsidiary or all or substantially all of their respective property.

The 2033 Notes

The 2033 Notes are fully and unconditionally guaranteed (the “2033 Guarantees”), jointly and severally, by the Guarantors. The terms of the 2033 Notes are governed by the Base Indenture, as supplemented by a sixth supplemental indenture, dated as of August 2, 2023 (the “Sixth Supplemental Indenture” and, together with the Base Indenture, the “2033 Notes Indenture”), by and among the Issuer, the Guarantors and the Trustee. The 2033 Notes Indenture contains various restrictive covenants, including requirements to maintain a certain percentage of total unencumbered assets by the Company. Copies of the Base Indenture and the Sixth Supplemental Indenture, including the form of 2033 Notes and the 2033 Guarantees, the terms of which are incorporated herein by reference, are attached as Exhibits 4.1 and 4.3, respectively, to this Current Report on Form 8-K.

Under certain circumstances, the 2033 Notes Indenture will require certain of the Company’s subsidiaries (other than the Issuer, the General Partner and IH Merger Sub) to guarantee the 2033 Notes in the future if, and for so long as, such subsidiary, directly or indirectly, guarantees or otherwise becomes obligated in respect of the Issuer’s revolving credit facility.

The purchase price paid by the underwriters for the 2033 Notes was 97.992% of the principal amount thereof. The 2033 Notes are the Issuer’s senior unsecured obligations and rank equally in right of payment with all of the Issuer’s other existing and future senior unsecured indebtedness.

However, the 2033 Notes are effectively subordinated in right of payment to: (i) all of the Issuer’s existing and future mortgage indebtedness and other secured indebtedness (to the extent of the value of the collateral securing such indebtedness); (ii) all existing and future indebtedness and other liabilities, whether secured or unsecured, of the Issuer’s subsidiaries that do not guarantee the 2033 Notes and of any entity the Issuer accounts for using the equity method of accounting; and (iii) all preferred equity not owned by the Issuer, if any, in any of the Issuer’s subsidiaries that do not guarantee the 2033 Notes and in any entity the Issuer accounts for using the equity method of accounting. The 2033 Notes bear interest at 5.500% per annum. Interest is payable on February 15 and August 15 of each year, beginning February 15, 2024, until the maturity date of August 15, 2033.

The 2033 Notes will be redeemable in whole at any time or in part from time to time, at the Issuer’s option, at a redemption price equal to the sum of:

•	100% of the principal amount of the 2033 Notes to be redeemed plus accrued and unpaid interest, if any, up to, but not including, the redemption date; and

•	a make-whole premium calculated in accordance with the 2033 Notes Indenture.

Notwithstanding the foregoing, if any of the 2033 Notes are redeemed on or after May 15, 2033 (three months prior to the maturity date of the 2033 Notes), the redemption price will not include a make-whole premium.

Certain events are considered events of default, which may result in the accelerated maturity of the 2033 Notes, including:

•	default for 30 days in the payment of any installment of interest under the 2033 Notes;

•	default in the payment of the principal amount or any other portion of the redemption price due with respect to the 2033 Notes, when the same becomes due and payable;

•

failure by the Issuer or any Guarantor to comply with any of the Issuer’s or any Guarantor’s respective other agreements in the 2033 Notes, the 2033 Guarantees or the 2033 Notes Indenture with respect to the 2033 Notes upon receipt by the Issuer of notice of such default by the Trustee or by holders of not less than 25% in principal amount of the 2033 Notes then outstanding and the Issuer’s failure to cure (or obtain a waiver of) such default within 60 days after the Issuer receives such notice;

•

failure to pay any Debt (as defined in the 2033 Notes Indenture) (other than Non-Recourse Debt (as defined in the 2033 Notes Indenture)) for monies borrowed by the Issuer, the Company or any of their respective Significant Subsidiaries (as defined in the 2033 Notes Indenture) in an outstanding principal amount in excess of $50.0 million at final maturity or upon acceleration after the expiration of any applicable grace period, which Debt (other than Non-Recourse Debt) is, or has become, the primary obligation of the Issuer or the Company and is not discharged, or such default in payment or acceleration is not cured or rescinded, within 60 days after written notice to the Issuer from the Trustee (or to the Issuer and the Trustee from holders of at least 25% in principal amount of the outstanding 2033 Notes);

•

the 2033 Guarantee of any Guarantor ceases to be in full force and effect (except as contemplated by the terms of the 2033 Notes Indenture) or is declared null and void in a judicial proceeding or a Guarantor denies or disaffirms its obligations under the 2033 Notes Indenture or its 2033 Guarantee, except by reason of the release of such 2033 Guarantee in accordance with provisions of the 2033 Notes Indenture; or

•

certain events of bankruptcy, insolvency or reorganization, or court appointment of a receiver, liquidator or trustee of the Issuer or any Guarantor or any Significant Subsidiary or all or substantially all of their respective property.

The descriptions of the Base Indenture, the Fifth Supplemental Indenture and the Sixth Supplemental Indenture in this Current Report on Form 8-K are summaries and are qualified in their entirety by the terms of the Base Indenture, the Fifth Supplemental Indenture and the Sixth Supplemental Indenture, respectively.

The Notes were offered pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission on July 30, 2021 (Registration Nos. 333-258290, 333-258290-01, 333-258290-02 and 333-258290-03), a base prospectus, dated July 30, 2021, and a prospectus supplement, dated July 31, 2023, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

Item 8.01	Other Events.

On July 31, 2023, the Issuer and the Guarantors entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein, with respect to the offering of the Notes, which will be fully and unconditionally guaranteed, jointly and severally, by the Guarantors. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of July 31, 2023, among the Issuer and the Guarantors, on the one hand, and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein, on the other hand

4.1	Indenture, dated as of August 6, 2021, among the Issuer, the Guarantors and the Trustee, including the form of the Guarantee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K of the Company filed on August 6, 2021)

4.2	Fifth Supplemental Indenture, dated as of August 2, 2023, among the Issuer, the Guarantors and the Trustee, including the form of the 2030 Notes

4.3	Sixth Supplemental Indenture, dated as of August 2, 2023, among the Issuer, the Guarantors and the Trustee, including the form of the 2033 Notes

5.1	Opinion of Venable LLP

5.2	Opinion of Sidley Austin LLP

23.1	Consent of Venable LLP (included in Exhibit 5.1)

23.2	Consent of Sidley Austin LLP (included in Exhibit 5.2)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVITATION HOMES INC.

Date: August 2, 2023	By:	/s/ Mark A. Solls
	Name:	Mark A. Solls
	Title:	Executive Vice President, Chief Legal Officer and Secretary